Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events:

(a)	Quarterly Series A Preferred unit cash distribution: On July 21, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period May 12, 2022 to August 11, 2022. The cash distribution was paid on August 12, 2022, to all Series A preferred unitholders of record as of August 5, 2022.

(b)	Quarterly Series B Preferred unit cash distribution: On July 29, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.546875 per unit on its Series B Preferred Units for the period from May 22, 2022 to August 21, 2022. The cash distribution will be paid on August 22, 2022, to all Series B preferred unitholders of record as of August 15, 2022.

(c)	Prepayment of ATB’s participation in $675 Million Credit Facility: On October 11, 2022 and pursuant to the designation of Amsterdam Trade Bank by OFAC as an SDN, the Partnership entered into a Supplemental Agreement and a Deed of Retirement with the lenders of the $675 Million Credit Facility’s, pursuant to which on October 12, 2022 the ATB participation was fully prepaid (Note 5).

(d)	Quarterly Series A Preferred unit cash distribution: On October 21, 2022, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period August 12, 2022 to November 11, 2022. The cash distribution is payable on November 14, 2022, to all Series A preferred unitholders of record as of November 7, 2022.

(e)	Quarterly Series B Preferred unit cash distribution: On October 31, 2022, the Partnership’s Board of Directors declared a quarterly cash distribution of $0.546875 on its Series B Preferred Units for the period from August 22, 2021 to November 21, 2022. The cash distribution is payable on November 22, 2022 to all Series B unit holders of record as of November 15, 2022.